                                                                      EXHIBIT 26
                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-BC1

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                JANUARY 25, 2006

                              [MERRILL LYNCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DEBT TO INCOME OF IO MORTGAGE LOANS


                                    AGGREGATE PRINCIPAL        % OF AGGREGATE                            WA
                        NUMBER OF        BALANCE AS             IO PRINCIPAL                AVG         GROSS    WA      WA    WA
DEBT TO INCOME BUCKETS    LOANS       OF CUT-OFF DATE     BALANCE AS OF CUT-OFF DATE   CURRENT BALANCE   CPN   COMBLTV  FICO   DTI
----------------------  ---------  ---------------------  --------------------------   ---------------  -----  -------  ----  -----
25.00 OR LESS                  71  $       15,667,373.21                        3.24        220,667.23  7.163    81.98   615  19.07
25.01 - 30.00                  99  $       21,846,402.05                        4.52        220,670.73  7.087    85.22   609  28.17
30.01 - 35.00                 183  $       42,530,971.66                        8.80        232,409.68  7.054    87.11   622  32.78
35.01 - 40.00                 327  $       79,034,873.53                       16.36        241,696.86  7.081    90.51   629  37.65
40.01 - 45.00                 524  $      133,710,896.78                       27.67        255,173.47  7.043    92.20   630  42.75
45.01 - 50.00                 651  $      173,269,839.00                       35.86        266,159.51  6.994    91.20   625  47.64
50.01 - 55.00                  64  $       16,783,430.46                        3.47        262,241.10  6.928    92.03   625  51.23
55.01 - 60.00                   1  $          359,996.90                        0.07        359,996.90  7.100    83.72   538  58.11
                        ---------  ---------------------  --------------------------   ---------------  -----  -------  ----  -----
TOTAL:                       1920  $      483,203,783.59                      100.00        251,668.64  7.035    90.46   626  41.67
                        =========  =====================  ==========================   ===============  =====  =======  ====  =====


FICO SCORES OF IO MORTGAGE LOANS


                                   AGGREGATE PRINCIPAL         % OF AGGREGATE                            WA
                        NUMBER OF       BALANCE AS              IO PRINCIPAL                AVG         GROSS    WA      WA
FICO SCORE BUCKETS        LOANS       OF CUT-OFF DATE     BALANCE AS OF CUT-OFF DATE   CURRENT BALANCE   CPN   COMBLTV  FICO
----------------------  ---------  ---------------------  --------------------------   ---------------  -----  -------  ----
501 TO 525                      9  $        2,010,708.27                        0.42        223,412.03  7.616    75.92   513
526 TO 550                     78  $       21,012,301.05                        4.35        269,388.48  7.357    75.01   540
551 to 575                    171  $       46,257,151.69                        9.57        270,509.66  7.278    77.92   564
576 to 600                    354  $       84,874,727.51                       17.56        239,759.12  7.180    84.38   589
601 to 625                    386  $       90,487,543.49                       18.73        234,423.69  7.045    90.79   612
626 to 650                    423  $      108,969,472.65                       22.55        257,611.05  6.996    94.47   638
651 to 675                    239  $       60,834,843.94                       12.59        254,539.10  6.951    97.42   661
676 to 700                    114  $       32,198,292.43                        6.66        282,441.16  6.799    97.63   688
701 TO 725                     78  $       19,207,778.74                        3.98        246,253.57  6.635    99.31   712
726 TO 750                     44  $        9,971,261.77                        2.06        226,619.59  6.736    99.51   736
751 TO 775                     17  $        4,730,319.67                        0.98        278,254.10  6.318    99.59   761
776 TO 800                      7  $        2,649,382.38                        0.55        378,483.20  6.455   100.00   785
                        ---------  ---------------------  --------------------------   ---------------  -----  -------  ----
TOTAL:                       1920  $      483,203,783.59                      100.00        251,668.64  7.035    90.46   626
                        =========  =====================  ==========================   ===============  =====  =======  ====

DOCUMENTATION TYPE OF IO MORTGAGE LOANS


                                    AGGREGATE PRINCIPAL        % OF AGGREGATE
                        NUMBER OF       BALANCE AS              IO PRINCIPAL                WA            WA       WA
DOCUMENTATION TYPE        LOANS       OF CUT-OFF DATE     BALANCE AS OF CUT-OFF DATE     GROSS CPN      COMBLTV   FICO
----------------------  ---------  ---------------------  --------------------------   ---------------  -------  -------
STATED DOCUMENTATION         1020  $      274,701,228.18                       56.85            92.140   641.00     42.4
FULL DOCUMENTATION            845  $      189,431,733.38                       39.20            88.460   607.00    41.49
LITE DOCUMENTATION             55  $       19,070,822.03                        3.95            86.160   600.00     32.9
                        ---------  ---------------------  --------------------------   ---------------  -------  -------
TOTAL:                       1920  $      483,203,783.59                      100.00            90.460   626.00    41.67
                        =========  =====================  ==========================   ===============  =======  =======